Executive Share-Based Compensation	12 Months Ended
Dec. 31, 2017
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Executive Share-Based Compensation
21)	EXECUTIVE SHARE-BASED COMPENSATION

CEMEX has long-term restricted share-based compensation programs providing for the grant of the Parent Company’s CPOs to a group of eligible executives, pursuant to which, new CPOs are issued under each annual program over a service period of four years (the “ordinary program”). The Parent Company’s CPOs of the annual grant (25% of each annual ordinary program) are placed at the beginning of the service period in the executives’ accounts to comply with a one year restriction on sale. Under the ordinary programs, the Parent Company issued new shares for approximately 53.2 million CPOs in 2017, 53.9 million CPOs in 2016 and 49.2 million CPOs in 2015 that were subscribed and pending for payment in the Parent Company’s treasury. As of December 31, 2017, there are approximately 79 million CPOs associated with these annual programs that are potentially expected to be issued in the following years as the executives render services.

Moreover, beginning in 2017, with the approval of the Parent Company’s Board of Directors, for a group of key executives, the conditions of the program were modified for new awards by reducing the service period from four to three years and implementing three-annual internal and external performance metrics, which depending in their weighted achievement, may result in a final payment in the Parent Company’s CPOs at the end of the third year between 0% and 200% of the target for each annual program (the “key executives program”). During 2017, no CPOs of the Parent Company were issued under the key executives program.

Beginning January 1, 2013, those eligible executives belonging to the operations of CLH and subsidiaries ceased to receive Parent Company’s CPOs and instead started receiving shares of CLH, sharing significantly the same conditions of CEMEX’s plan also over a service period of four years. During 2017, 2016 and 2015, CLH physically delivered 172,981 shares, 271,461 shares and 242,618 shares, respectively, corresponding to the vested portion of prior years’ grants, which were subscribed and held in CLH’s treasury. As of December 31, 2017, there are 798,552 shares of CLH associated with these annual programs that are expected to be delivered in the following years as the executives render services.

The combined compensation expense related to the programs described above as determined considering the fair value of the awards at the date of grant in 2017, 2016 and 2015, was recognized in the operating results against other equity reserves and amounted to Ps817, Ps742 and Ps655, respectively. The weighted average price per CPO granted during the period was approximately 14.28 pesos in 2017, 13.79 pesos in 2016 and 13.34 pesos in 2015. Moreover, the weighted average price per CLH share granted during the period was 13,077 Colombian pesos in 2017, 13,423 Colombian pesos in 2016 and 14,291 Colombian pesos in 2015. As of December 31, 2017 and 2016, there were no options or commitments to make payments in cash to the executives based on changes in the market price of the Parent Company’s CPO or CLH’s shares.